Vanguard PRIMECAP Fund

Supplement to the Prospectus Dated January 26, 2011

Prospectus Text Changes

In the More on the Fund section, the second paragraph under the heading “Investment Advisor” is replaced with the following:

The Fund pays the advisor a base fee. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up.

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